UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ]  Definitive Information Statement

SUNBURST ACQUISITIONS III, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]  No fee required

[  ]   $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SUNBURST ACQUISITIONS III, INC.

Bellemarc Building

1912 Sidewinder Drive, Suite 200-A

Park City, Utah 80460

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF SPECIAL MEETING IN LIEU ANNUAL MEETING OF SHARHOLDERS

To be Held on January 22, 2007

Dear Shareholder:

On behalf of the Board of Directors, I cordially invite you to attend the Special Meeting in Lieu of the Annual Meeting of Shareholders of Sunburst Acquisitions III, Inc. (hereinafter referred to as “we,” “us,” “our” or the “Company”) to be held at 10:00 a.m. local time on Wednesday, January 22, 2007, at the offices of the Company located in the Bellemarc Building at Sidewinder Drive, Suite 200-A, Park City, Utah 80460, for the purpose of considering and acting upon the following matters:

1.

To elect one director of the Company to serve until the next annual meeting or until his respective successor is duly elected and qualified;

2.

To approve the appointment of Comisky and Company as the independent auditor of the Company;

3.

To approve an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock that the Company has is authorized to issue from 100,000,000 shares without par value to 1,000,000,000 shares without par value;

4.

To approve an amendment to the Articles of Incorporation to increase the number of authorized shares of preferred stock that Company is authorized to issue from 20,000,000 preferred shares without par value to 100,000,000 preferred shares without par value; and

5.

To approve an amendment to the Articles of Incorporation to allow corporate action to be taken by written consent of fewer than all the voting shares.

We are not asking you for a proxy in conjunction with this Special Meeting, but you are invited to attend the meeting to assure that your vote is counted.

Sincerely,

Scott MacCaughern, President

Date: December 6, 2006

SUNBURST ACQUISITIONS III, INC.

Bellemarc Building

1912 Sidewinder Drive, Suite 200-A

Park City, Utah 80460

INFORMATION STATEMENT FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on January 22, 2007

Statements Regarding Forward Looking Information

This Information Statement and the documents incorporated herein by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition and results of operations and business.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

General Information

This Information Statement is furnished in connection with the Special Meeting In Lieu of the Annual Meeting of the Shareholders (the “Meeting”) of Sunburst Acquisitions III, Inc. to be held at the offices of the Company located in the Bellemarc Building at Sidewinder Drive, Suite 200-A, Park City, Utah 80460 on January 22, 2007 at 10:00 a.m. local time.  This Information Statement was first sent to our Shareholders on or about December 22, 2006 (the “Mailing Date”).

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

All shares of the Company’s common stock (the “Common Stock”), represented either in person or by proxy will be eligible to vote at the Meeting.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Background Information

The Company was incorporated under the laws of the State of Colorado on August 27, 1997.  The Company's business plan is to seek, investigate, and, if warranted, acquire one or more properties or businesses. Such an acquisition may be made by purchase, merger, exchange of stock, or otherwise, and may encompass assets or a business entity, such as a corporation, joint venture, or partnership.

To date, the Company's only activities have consisted of the raising of capital and efforts to seek one or more properties or businesses for acquisition. The Company has not commenced any commercial operations. The Company has no full-time employees and owns no real estate.

The Company has very limited capital, and it is unlikely that the Company will be able to take advantage of more than one such business opportunity. The Company intends to seek opportunities demonstrating the potential of long-term growth as opposed to short-term earnings.

The Company is registered under Section 12(g) of the Securities Exchange Act of 1934 and is subject to the reporting obligations under Section 13 of the Securities and Exchange Act of 1934.  Although the Company's shares were approved for trading on the OTC Bulletin Board on approximately November 19, 1998, under the trading symbol "SBSQ," no actual public trading of such shares has ever occurred and no bid or ask prices have been posted. It is not anticipated that any actual trading activity will occur until the Company has completed a merger or acquisition transaction. The Company's securities are currently held of record by a total of approximately 62 persons.

Voting

The Company has two classes of stock authorized, Common Stock and Preferred Stock.  However, no Preferred Stock has been issued.  As of the date of this Information Statement, the Company has 33,303,840 shares of its Common Stock issued and outstanding.  Each share is entitled to one vote on each proposal or item at the Meeting.

Stockholders who do not consent to the proposals are not entitled to the dissenters or appraisal rights provided by the Colorado Revised Statute (“C.R.S.”) 7-113-102, as amended.

Record Date

Shareholders of record at the close of business on November 29, 2006 (the “Record Date”) are entitled to notice of the Meeting and to vote at the Meeting.  As of the Record Date, 33,303,840 shares of the Company’s Common Stock (the “Common Stock”) were issued and entitled to vote at the Meeting.

Principal Share Ownership

The following table sets forth, as of the Record Date, the stock ownership of each executive officer and director of the Company, of all executive officers and directors as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock.  Unless otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power with respect to such shares, to the best of the Company’s knowledge.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	Paul Kessler The Bristol Group of Companies 10990 Wilshire Blvd., Suite 1410 Los Angeles, CA 90024	25,282,240 (1)	75.91%

Common	Dianna Derycz Kessler The Bristol Group of Companies 10990 Wilshire Blvd., Suite 1410 Los Angeles, CA 90024	25,282,240 (2)	75.91%

Common	Scott MacCaughern Financial Media Relations, LLC 1912 Sidewinder Drive, Suite 200-A Park City, UT 84060 (3)	0	0%

Common	All Officers and Directors (1 in number)	0	0%

(1)

This figure includes 12,641,120 shares owned directly by Dianna Derycz Kessler, Paul Kessler’s wife, of which Mr. Kessler may be deemed to be the beneficial owner.

(2)

This figure includes 12,641,120 shares owned directly by Paul Kessler, Dianna Derycz Kessler’s Husband, of which Mrs. Kessler may be deemed to be the beneficial owner.

(3)

The named individual is an officer or director of the Company.

Directors and Executive Officers

The Company currently has one officer and director.  The following table shows the current officer and director of the Company:

Name	Age	Director/Officer Since	Position(s) Held

Scott MacCaughern	50	February 8, 2005	Principal Executive Officer, Chief Financial Officer, and Director

Biographical Information

Mr. MacCaughern served as Chairman of Corridor Communications Corp. (“CORR”) since April 28, 2003. Mr. MacCaughern resigned from Corridor Communications Corp. in August 2005. Mr. MacCaughern is an emerging growth investor in both private and public companies.  Since 1993, Mr. MacCaughern has been president of MacCaughern Trade   Development, a national full service communications company to the capital markets.  MacCaughern Trade Development has focused on management and financial consulting services, specializing in strategic marketing, establishing distribution channels for products, mergers and acquisitions and financial public relations.  Mr. MacCaughern ran his own OSJ Securities firm for Roundhill Securities, in Park City, Utah.  After resigning from Roundhill Securities in 1997, Mr. MacCaughern has focused on identifying unique opportunities in the public markets and has implemented his innovative financial solutions for his clients’ companies.  Additionally, since October 2001, Mr. MacCaughern has been a Professional Services Reserve for the Orange County Sheriff's Department in Orange County, California.

Compensation of Directors and Executive Officers

The table below summarizes all compensation awarded to, earned by, or paid to our directors and executive officers by any person for all services rendered in all capacities to us for the fiscal year ended August 31, 2006.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All other compensation ($)
Scott MacCaughern – President / Director	2006	0	0	0	0	0	0	0

Independent Certified Public Accountants

The Company’s independent certified public accountant for the year ended August 31, 2006, was Larry O’Donnell, CPA, P.C.  It is currently proposed that the Company change accounting firms to better serve the needs of the Company.  The proposal authorizes the Company to terminate the relationship with its current auditor of record, Larry O’Donnell, CPA, P.C. and simultaneously appoint Comisky and Company as the Company’s independent certified accountant for the year ending August 31, 2007.   Representatives of Comisky and Company will not be present at the Meeting to make a statement or answer questions.

Audit Fees & Audit Related Fees

The aggregate audit and audit related fees billed by Larry O'Donnell, CPA, P.C. for audit of the Company's annual financial statements and for review of the Company's quarterly financial statements filed on Form 10-QSB were $ 1,980.00 for the fiscal year ended August 31, 2006. For the fiscal year ended August 31, 2005, audit related fees were $1,650.

Tax Fees

The aggregate fees billed by Larry O'Donnell, CPA, P.C. for tax compliance, advice and planning were $ 0 for the fiscal year ended August 31, 2006, and $0 for the fiscal year ended August 31, 2005.

All Other Fees

Larry O'Donnell, CPA, P.C. did not bill the Company for any products and services other than the foregoing during the fiscal years ended August 31, 2006 and August 31, 2005.

Financial Information

Please see the Company’s Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission on November 29, 2006, for details regarding the Company’s financial information.   A copy of the report is incorporated herewith as Exhibit 1.

PROPOSALS FOR SHAREHOLDER VOTE

PROPOSAL 1

ELECTION OF DIRECTOR

One director is to be elected and hold office until the next annual meeting of the Shareholders or until his respective successor is duly elected and qualified.  Management and our majority Shareholders will vote FOR the election of the director named below; he has consented to serve as a director if elected.

Name of Nominee	Age	Position and Office Presently Held with Company	Director Since

Scott MacCaughern	50	Principal Executive Officer, Chief Financial Officer and Director	February 8, 2005

PROPOSAL 2

APPOINTMENT OF INDEPENDENT AUDITOR

Subject to approval by the majority of Shareholders, the Board of Directors has selected Comisky and Company as independent public accountants of the Company for its fiscal year ending August 31, 2007.  Management and our majority Shareholders will vote for the appointment of Comisky and Company as the Company’s independent auditors for the fiscal year ending August 31, 2007.  The affirmative vote of the majority of votes cast on this proposal shall constitute ratification of Comisky and Company as the Company’s independent auditors.

PROPOSAL 3

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Subject to approval by the majority of Shareholders, the Board of Directors has proposed to amend the Articles of Incorporation to increase the number of authorized shares of common stock that the Company has the authority to issue from 100,000,000 shares without par value to 1,000,000,000 shares without par value.  Our majority shareholders will cast an affirmative vote to amend the Articles of Incorporation to increase the number of authorized shares of common stock.  The affirmative vote of the majority of votes cast on this proposal shall constitute a ratification of the Board’s proposal to amend the Articles of Incorporation to increase the amount of authorized shares of common stock.

PROPOSAL 4

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

Subject to approval by the majority of Shareholders, the Board of Directors has proposed to amend the Articles of Incorporation to increase the number of authorized shares of preferred stock that the Company has the authority to issue from 20,000,000 shares without par value to 100,000,000 shares without par value.  Our majority shareholders will cast an affirmative vote to amend the Articles of Incorporation to increase the number of authorized shares of preferred stock.  The affirmative vote of the majority of votes cast on this proposal shall constitute a ratification of the Board’s proposal to amend the Articles of Incorporation to increase the amount of authorized shares of preferred stock.

PROPOSAL 5

AMENDMENT TO ARTICLES OF INCORPORATION TO ALLOW CORPORATE ACTION BY WRITTEN CONSENT OF FEWER THAN ALL THE VOTING SHARES

Subject to approval by the majority of Shareholders, the Board of Directors has proposed to amend the Articles of Incorporation to allow for corporate action to be taken by written consent of fewer than all of the voting shares.  The amendment to the Articles of Incorporation shall read:

Unless these Articles of Incorporation require that an action be taken at a shareholders' meeting or unless shares are entitled to be voted cumulatively in the election of directors, any action required or permitted to be taken by the corporation may be authorized by written consent of fewer than all the voting shares. The consent must be obtained from the same number of voting shares as would be needed to authorize such action at a meeting if all of the shares entitled to vote thereon were present and voted.  If shares are entitled to be voted cumulatively in the election of directors, shareholders may take action to elect or remove directors without a meeting only if these Articles of Incorporation do not require that such action be taken at a shareholders’ meeting, and all of the shareholders entitled to vote in the election or removal sign writings describing and consenting to the election or removal of the same directors.

Our majority shareholders will cast an affirmative vote to allow for this amendment to the Articles of Incorporation.  The affirmative vote of the majority of votes cast on this proposal shall constitute a ratification of the Board’s proposal to amend the Articles of Incorporation as set forth above.

Exhibits

1.

The Company’s 2006 Annual Report (incorporated by reference from Form 10-KSB filed with the Securities and Exchange Commission on November 29, 2006).

2.

Proposed amendment to the Articles of Incorporation of Sunburst Acquisitions III, Inc.

THE BOARD OF DIRECTORS

December 6, 2006

Exhibit 2

ARTICLES OF AMENDMENT

OF

SUNBURST ACQUISITIONS III, INC.

The Third Article shall be amended in its entirety to read as follows:

“THIRD:

The aggregate number of shares which the corporation shall have the authority to issue is one billion two hundred million (1,200,000,000) shares of which a portion shall be common stock and a portion shall be preferred stock, all as described below.

A.

Common Stock.

The aggregate number of common shares which the corporation shall have the authority to issue is one billion (1,000,000,000), which shares shall be designated “Common Stock.”  Subject to all of the rights of the Preferred Stock as expressly provide herein, by law or by the Board of Directors pursuant to this Article, the Common Stock of the corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in these Articles of Incorporation, including, but not limited to, the following rights and privileges:

(a)

dividends may be declared and paid or set apart for payment on the Common Stock out of any assets or funds of the corporation legally available for the payment of dividends;

(b)

the holders of Common Stock shall have unlimited voting rights, including the right to vote for the election of directors and on all other matters requiring stockholder action.  Cumulative voting shall not be permitted in the election of directors or otherwise.

(c)

on the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and after paying or adequately providing for the payment of all of its obligations and amounts payable in liquidation, dissolution or winding up, and subject to the rights of the holders of Preferred Stock, if any, the net assets of the corporation shall be distributed pro rata to the holders of the Common Stock.

B.

Preferred Stock.

The aggregate number of preferred shares which this corporation shall have the authority to issue is one hundred million (100,000,000) shares, each with no par value, which shares shall be designated “Preferred Stock.”  Shares of Preferred Stock may be issued from time to time in one or more series as determined by the Board of Directors.  The Board of Directors is hereby authorized, by resolution or resolutions, to provide from time to time, out of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock, for a series of the Preferred Stock.  Each such series shall have distinctive serial designations.  Before any shares of any such series of Preferred Stock are issued, the Board of

Directors shall fix and determine, and is hereby expressly empowered to fix and determine, by resolution or resolutions, the voting powers, full or limited, or no voting powers, and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as provided by Colorado law.  Before issuing any shares of any additional class or series of Preferred Stock, the corporation shall deliver to the secretary of state for filing articles of amendment to these articles of incorporation that set forth information required by Colorado law, including but not limited to, the designations, preferences, limitations, and relative rights of the class or series of shares.”

A Ninth Article shall be added as follows:

“NINTH:

Unless these Articles of Incorporation require that an action be taken at a shareholders' meeting or unless shares are entitled to be voted cumulatively in the election of directors, any action required or permitted to be taken by the corporation may be authorized by written consent of fewer than all the voting shares. The consent must be obtained from the same number of voting shares as would be needed to authorize such action at a meeting if all of the shares entitled to vote thereon were present and voted.  If shares are entitled to be voted cumulatively in the election of directors, shareholders may take action to elect or remove directors without a meeting only if these Articles of Incorporation do not require that such action be taken at a shareholders’ meeting, and all of the shareholders entitled to vote in the election or removal sign writings describing and consenting to the election or removal of the same directors.”